Note 2 - Summary of significant accounting policies: Long-term investment (Policies)	12 Months Ended
Dec. 31, 2024
Policies
Long-term investment

Long-term investment

The Company’s long-term investment consists of an equity investment without readily determinable fair value. For equity securities without readily determinable fair value and do not qualify for the existing practical expedient in ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”) to estimate fair value using the net asset value per share (or its equivalent) of the investment, the Company elected to use the measurement alternative to measure those investments at cost, less any impairment, plus or minus changes resulting from observable price changes in orderly transactions for identical or similar investments of the same issuer, if any.

For those equity investments that the Company elects to use the measurement alternative, the Company makes a qualitative assessment of whether the investment is impaired at each reporting date. If a qualitative assessment indicates that the investment is impaired, the entity has to estimate the investment’s fair value in accordance with the principles of ASC 820. If the fair value is less than the investment’s carrying value, the entity has to recognize an impairment loss in net income / (loss) equal to the difference between the carrying value and fair value. No event had occurred and indicated that other-than-temporary impairment existed, and therefore the Company did not record any impairment charges for its investments for the years ended December 31, 2024 and 2023.